SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party Other Than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to /section/ 240.14a-11(c) or
     /section/ 240.14a-12

                        BANKUNITED FINANCIAL CORPORATION
                        --------------------------------
       (Name of Registrant as Specified in Its Articles of Incorporation)

                             Marsha D. Bilzin, Esq.
                        Camner, Lipsitz and Poller, P.A.
                                550 Biltmore Way
                                    Suite 700
                           CORAL GABLES, FLORIDA 33134
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies: -------
     2) Aggregate number of securities to which transaction applies: ----------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: -----------------------------------
     4) Proposed maximum aggregate value of transaction: ----------------------
     5) Total fee paid: -------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: -----------------------------------------------
     2) Form, Schedule or Registration Statement No.: -------------------------
     3) Filing Party: ---------------------------------------------------------
     4) Date Filed: -----------------------------------------------------------

                                [BankUnited logo]



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         FOR THURSDAY, JANUARY 28, 1999

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of BankUnited Financial Corporation (the "Company") will be held at the Hyatt Regency Coral Gables at the Alhambra, 50 Alhambra Plaza, Coral Gables, Florida 33134, on Thursday, January 28, 1999 at 11:00 a.m., for the following purposes:

                  (1) To elect one Class II director to serve until 2001, and three Class III directors to serve until 2002;

                  (2) To consider and vote upon approval of an amendment to the Company's 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan") to increase the number of shares of the Company's Class A Common Stock and Class B Common Stock (together, the "Common Stock") and the number of shares of the Company's Noncumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock") issuable under the 1996 Plan by 750,000 shares of Common Stock to 2,050,000 shares of Common Stock and by 275,000 shares of Series B Preferred Stock to 650,000 shares of Series B Preferred Stock.

                  (3) To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

         Pursuant to the Bylaws, the Company's Board of Directors has fixed the close of business on December 21, 1998 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          MARC LIPSITZ
                                          SECRETARY

Coral Gables, Florida
December 29, 1998

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                        BANKUNITED FINANCIAL CORPORATION
                               255 ALHAMBRA CIRCLE
                           CORAL GABLES, FLORIDA 33134
                            TELEPHONE: (305) 569-2000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD AT 11:00 A.M. ON THURSDAY, JANUARY 28, 1999
      AT THE HYATT REGENCY CORAL GABLES AT THE ALHAMBRA, 50 ALHAMBRA PLAZA
                           CORAL GABLES, FLORIDA 33134

                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of BankUnited Financial Corporation (the "Company") in connection with the solicitation by the Company's Board of Directors (the "Board" or "Board of Directors") of proxies for the Annual Meeting of Stockholders (the "Annual Meeting") to be held on January 28, 1999, and at any postponements or adjournments thereof. At the Annual Meeting, the stockholders of the Company will consider the matters described herein. The approximate date of mailing this Proxy Statement and the accompanying proxy card to the Company's stockholders is December 29, 1998.

                       VOTING AND SOLICITATION OF PROXIES

USE OF PROXIES AT THE ANNUAL MEETING

         Proxies in the accompanying form, if properly executed, received by the Company prior to the Annual Meeting and not revoked prior to the use thereof, will be voted at the Annual Meeting as instructed thereon. Executed proxies with no instructions indicated thereon will be voted (i) FOR the election of four directors, as set forth below under "Election of Directors," and (ii) FOR the approval of an amendment to the 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan"), to increase the number of shares of the Company's Class A Common Stock and Class B Common Stock (together, the "Common Stock") and the number of shares of the Company's Noncumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock"), issuable under the 1996 Plan, by 750,000 shares of Common Stock to 2,050,000 shares of Common Stock and by 275,000 shares of Series B Preferred Stock to 650,000 shares of Series B Preferred Stock. The Company has not received notice of any stockholders' proposals to be presented at the Annual Meeting, prior to the deadline for submission of such proposals which was indicated in the Company's Proxy Statement for the 1998 Annual Meeting, and the Board of Directors knows of no matters that are to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. If other matters are properly presented, it is the intention of the persons designated as proxies on the enclosed proxy card to vote as proxies with respect to such matters in accordance with their judgment.

REVOCATION OF PROXIES

         A proxy may be revoked at any time prior to the use of such proxy in voting. Any stockholder may revoke a proxy delivered pursuant to this solicitation by delivery of written notice to the Secretary of the Company, by submission of a later-dated proxy card, or by voting in person at the Annual Meeting.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE AT ANNUAL MEETING

         Holders of record of the Class A Common Stock, the Class B Common Stock, and the Series B Preferred Stock at the close of business on December 21, 1998 (the "Record Date"), are entitled to notice of and to vote together on each proposal submitted to the stockholders at the Annual Meeting and any postponements or adjournments thereof.

         Each share of Class A Common Stock is entitled to one-tenth of one vote, each share of Class B Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to two and one-half votes. As of the Record Date, 17,829,675 shares of Class A Common Stock, 376,392 shares of Class B Common Stock, and 229,580 shares of Series B Preferred Stock were outstanding. The number of shares of Class A Common Stock outstanding includes shares which may be issued in connection with recent mergers, in exchange for outstanding stock certificates of the acquired companies. Pursuant to the terms of the merger agreements , the holders of such stock certificates are entitled to vote at the annual meeting. As of the Record Date, there were also outstanding 697,117 shares of 9% Noncumulative Perpetual Preferred Stock, which have no voting rights.

QUORUM; ADJOURNMENT; VOTE REQUIRED FOR APPROVAL

         Holders of the Class A Common Stock, the Class B Common Stock, and the Series B Preferred Stock are entitled to vote together on each of the proposals being submitted to the stockholders at the Annual Meeting for a vote, with each share of Class A Common Stock entitled to one-tenth vote; each share of Class B Common Stock entitled to one vote; and each share of Series B Preferred Stock entitled to two and one-half votes. The presence, in person or by proxy of holders of shares as of the Record Date representing at least a majority of the votes entitled to be cast as to a proposal is necessary to constitute a quorum at the Annual Meeting for action on such proposal. Holders of shares of Class A Common Stock, Class B Common Stock, and Series B Preferred Stock, present in person or by proxy, representing a majority of the votes entitled to be cast constitute a quorum at the Annual Meeting for action on all the proposals.

         Abstentions and broker non-votes are included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

         An automated system administered by the Company's transfer agent will tabulate the votes for the Annual Meeting. Under applicable Florida law, the directors nominated for election to the Board, as described under the caption "Election of Directors," must each be elected by the affirmative vote of a plurality of the votes entitled to be cast at the Annual Meeting. Votes withheld for one or more nominees for director or broker non-votes will not be considered affirmative votes for this purpose. Approval of Proposal Two requires the affirmative vote of holders of a majority of the total votes cast in person or by proxy and entitled to vote on the proposal.

SOLICITATION

         The solicitation of proxies is being made by the Company, and the Company will bear the cost of solicitation of proxies. In addition to the use of the U.S. mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, facsimile or telegram. Such persons will receive no additional compensation. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for their reasonable expenses in sending the proxy materials to their principals.

         A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended September 30, 1998, has been mailed to stockholders with this Proxy Statement.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         The Board of Directors will consist of 10 members divided into three classes, whose three-year terms of office expire in annual succession. At this Annual Meeting, one director has been nominated to serve in Class II, with a term ending in 2001, and three directors have been nominated to serve in Class III, with terms ending in 2002. It is intended that the shares shown on the enclosed proxy card, if the proxy card is returned properly executed, will be voted for the election of all of the nominees proposed by the Board of Directors whose names appear below, unless the proxy card is marked to indicate a vote against any director or that authorization is expressly withheld. Each of the nominees for director has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee, however, becomes unavailable for any reason or if a vacancy occurs before the election (which event is not now anticipated), at the discretion of the proxies the shares as to which a proxy is granted will be voted for such substitute nominee or nominees as may be nominated by the Board.

         Described below is information with respect to each nominee for director. The three Class III nominees are currently directors of the Company who have been elected by the stockholders at previous annual meetings. The Class II nominee was elected by the Board effective December 1, 1998 to replace former director James A. Dougherty, who resigned.

         The table describes the periods each director has served as a director of the Company or of BankUnited, FSB ("BankUnited"). The table also describes each nominee's or director's positions and offices, if any, with the Company and BankUnited, and his or her principal occupation or employment for the past five years.

INFORMATION ABOUT THE NOMINEES

               NAME, AGE, PRINCIPAL OCCUPATION,                       DIRECTOR
             DIRECTORSHIPS AND BUSINESS EXPERIENCE                     SINCE
-----------------------------------------------------------         -----------

         The person nominated as a Class II director is:

MEHDI GHOMESHI:  Age 42                                                 1998
      Director, President and Chief Operating Officer of the Company and BankUnited (December 1998 to present); Market President of NationsBank, South Florida (January 1998 to December 1998);
      President and Chief Operating Officer of Barnett Bank, South
      Florida (1996 to 1998); Director of Special Assets and Risk
      Management, Barnett Bank, Inc. (1995 to 1996); Executive Vice President, Commercial Real Estate, Barnett Bank of South
      Florida (1993 to 1995).

      The persons nominated as Class III directors are:

ALLEN M. BERNKRANT:  Age 68                                             1985
      Director of the Company (1993 to present) and BankUnited (1985 to present); Private investor in Miami, Florida (1990 to present).

EARLINE G. FORD:  Age 55                                                1984
      Director, Executive Vice President and Treasurer of the
      Company (1993 to present); Director (1984 to present), Executive Vice President (1990 to present), Senior Vice
      President--Administration (1988 to 1990), Treasurer (1984 to present), Corporate Secretary (1996 to present) and Vice
      President--Administration (1984 to 1988) of BankUnited; Legal Administrator of Stuzin and Camner, Professional Association, attorneys-at-law (1973 to 1996); Vice Chairman of CSW
      Associates, Inc., an asset management firm (1990 to 1995).

               NAME, AGE, PRINCIPAL OCCUPATION,                        DIRECTOR
             DIRECTORSHIPS AND BUSINESS EXPERIENCE                      SINCE
----------------------------------------------------------            ----------

BRUCE D. FRIESNER: Age 56                                               1996

      Director of the Company and BankUnited (1996 to present); Principal of F&G Associates, a commercial real estate development company (1972 to present); Director of Loan America Financial Corporation, a national mortgage banking company (1990 to 1994).

INFORMATION ABOUT THE CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

                                                                        TERM AS
               NAME, AGE, PRINCIPAL OCCUPATION,              DIRECTOR   DIRECTOR
             DIRECTORSHIPS AND BUSINESS EXPERIENCE            SINCE     EXPIRES
-------------------------------------------------------    -----------  --------

         The directors who are not currently standing for election are:

CURRENT CLASS I DIRECTORS:

MARC D. JACOBSON:  Age 56                                     1984      2000
      Director (1993 to present) and Secretary (1993 to 1997) of the Company; Director (1984 to present) and Secretary (1985 to 1996) of BankUnited; Vice
      President of Head-Beckham Insurance Agency, Inc.
      (1990 to present).

ANNE W. SOLLOWAY (1):  Age 83                                 1985      2000
      Director of the Company (1993 to present) and BankUnited (1985 to present); Private investor in Miami, Florida.

NEIL H. MESSINGER, M.D.:  Age 60                              1996      2000
      Director of the Company and BankUnited (1996 to present); Radiologist; President (1986 to present) of Radiological Associates,
      Professional Association; Chairman (1986 to present) of Imaging Services of Baptist
      Hospital.

MARC LIPSITZ:  Age 57                                         1996      2000
      Director (1996 to present) and Secretary
      (1997 to present) of the Company; Managing
      Director (1996 to present) of Camner,
      Lipsitz and Poller, Professional
      Association, attorneys-at-law, and its
      predecessor, Stuzin and Camner, Professional
      Association, attorneys-at-law; General
      Counsel of Jefferson National Bank (1993 to 1996); Partner, Stroock Stroock & Lavan, attorneys-at-law (1991 to 1993).

                                                  (TABLE CONTINUED ON NEXT PAGE.

                                                                        TERM AS
               NAME, AGE, PRINCIPAL OCCUPATION,              DIRECTOR   DIRECTOR
             DIRECTORSHIPS AND BUSINESS EXPERIENCE            SINCE     EXPIRES
-------------------------------------------------------    -----------  --------

CURRENT CLASS II DIRECTORS:

LAWRENCE H. BLUM:  Age 55                                     1984      2001
      Director and Vice Chairman of the Board of the Company (1993 to present) and BankUnited
      (1984 to present); Managing Director (1992 to present) and partner (1974 to present) of Rachlin, Cohen & Holtz, certified public accountants.

ALFRED R. CAMNER (1):  Age 54                                 1984      2001
       Director, Chairman of the Board and Chief
       Executive Officer (1993 to present) and
       President (1993 to 1998) of the Company;
       Director, Chairman of the Board and Chief
       Executive Officer (1984 to present) and
       President (1984 to 1993, 1994 to 1998) of
       BankUnited; Senior Managing Director (1996 to present) of Camner, Lipsitz and Poller, Professional Association, attorneys-at-law, and its predecessor, Stuzin and Camner, Professional Association, attorneys-at-law;
       Managing Director (1973 to 1996) of Stuzin and Camner, Professional Association, attorneys-at-law; General Counsel to CSF
       Holdings, Inc. and its subsidiary, Citizens
       Federal Bank, a federal savings bank (1973 to 1996); Director and member of the Executive Committee of the Board of Directors of Loan America Financial
       Corporation, a national mortgage banking company (1985 to 1994); Director of CSW
       Associates, Inc., an asset management firm
       (1990 to 1995).

-----------------

(1)   Anne W. Solloway is Alfred R. Camner's mother.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the 1998 fiscal year, Alfred R. Camner, Earline G. Ford and James A. Dougherty acted as the Executive Committee of the Company's Board and as the Executive Committee of BankUnited's Board. The Executive Committee is authorized to exercise the powers of the Board of Directors between regular meetings of the Board, including the power to formulate plans, policies and programs for the management, operation and development of the Company and BankUnited. The Executive Committee also selects nominees for election as directors, and sets salaries and grants stock options for employees other than executive officers. During the 1998 fiscal year, the Company's Executive Committee met as required and BankUnited's Executive Committee met approximately twice a week. Effective December 1, 1998, Mehdi Ghomeshi joined the Company and BankUnited as President and Chief Operating Officer, and was appointed by the Company's Board and BankUnited's Board to replace James A. Dougherty on the Executive Committee.

         Three non-management members of the Board, Marc D. Jacobson, Allen M. Bernkrant and Neil H. Messinger, serve as members of the Compensation Committee of the Company and BankUnited. During fiscal 1998, the Compensation Committee was responsible for recommending to the Board the salary, cash and stock bonuses, and stock options for Alfred R. Camner, who served as Chairman of the Board, Chief Executive Officer and President during the 1998 fiscal year, and for approving the salaries, stock and cash bonuses and stock options for the other senior officers including the four other most senior officers for the 1998 fiscal year (James A. Dougherty, Chief Operating Officer and Executive Vice President ; Earline G. Ford, Executive Vice President and Treasurer; Lawrence H. Blum, Vice Chairman of the Board; and Clifford A. Hope, Executive Vice President and Chief Financial Officer). Salaries and stock options for employees other than executive officers were determined by the Executive Committee under authority granted by the Board in February 1998. During fiscal 1998, the Compensation Committee met 11 times.

         Mr. Bernkrant, Mr. Jacobson and Bruce D. Friesner currently constitute the Board's Audit Committee. The Audit Committee reviews the financial condition, operations and records of the Company and BankUnited, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and BankUnited's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee had 5 formal meetings in fiscal 1998 and conferred on a regular basis to review internal audit reports.

         The Company's Board of Directors and BankUnited's Board of Directors each held 12 meetings during fiscal 1998. Each continuing director and each current director nominated for reelection attended at least 75% of all meetings of the Company's Board and at least 75% of all meetings of BankUnited's Board during the period in which the director was a member. Each director except Neil Messinger attended at least 75% of the total number of meetings held by all committees on which he or she served.

COMPENSATION OF DIRECTORS

         Each director who served on the Company's Board or BankUnited's Board during the 1998 fiscal year received a fee for each Board meeting. Except for the month of October 1997, directors who served on both the Company's Board and BankUnited's Board received a fee per meeting of the Company's Board which consisted of Class A Common Stock with a market value of $120 and an option to buy 50 shares of Class A Common Stock. The fee per meeting of BankUnited's Board consisted of $600 in cash, Class A Common Stock with a market value of $480 and an option to buy 150 shares of Class A Common Stock. Each director who served only on the Company's Board received a fee per meeting of $600 in cash, Class A Common Stock with a market value of $480, and an option to buy 150 shares of Class A Common Stock.

         For the month of October 1997, directors who served on the Company's Board received a fee per meeting consisting of Class A Common Stock with a market value of $100 and an option to buy 30 shares of Class A Common Stock. Directors who served on BankUnited's Board received a fee per meeting consisting of $500 in cash, Class A Common Stock with a market value of $400 and an option to buy 125 shares of Class A Common Stock.

         If any director of the Company or BankUnited missed more than two Board meetings during the 1998 fiscal year, that director thereafter received fees only for those meetings which he or she attended.

         During the 1998 fiscal year, non-employee directors who were members of a Board committee or of BankUnited's Community Reinvestment Act Committee received an additional fee, equal to the fee per meeting of BankUnited's Board, for each committee meeting attended.

                             EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

         The following table sets forth information regarding the total compensation awarded to, earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company and BankUnited during the 1998 fiscal year, each of whose total annual salary and bonus exceeded $100,000 (the "named executive officers"). There were no other executive officers at the fiscal year ended September 30, 1998 whose total annual salary and bonus for the fiscal year exceeded $100,000 for services rendered to the Company and BankUnited.

                           SUMMARY COMPENSATION TABLE
                                                                                      LONG TERM COMPENSATION
                                                                              -------------------------------------
                                                ANNUAL COMPENSATION                            AWARDS
                                 ------------------------------------------   -------------------------------------
                                                               OTHER                                SECURITIES
    NAME AND PRINCIPAL                                         ANNUAL         RESTRICTED STOCK       UNDERLYING        ALL OTHER
        POSITION           YEAR    SALARY($)    BONUS($)    COMPENSATION($)         AWARDS       OPTIONS/SARS(#)(A)  COMPENSATION($)
-----------------------  ------- ------------   --------    ---------------   ----------------   ------------------  --------------

ALFRED R. CAMNER          1998   $  294,583     $15,000(C)  $     10,217(D)   $     396,400(E)           337,361     $   65,327(F)
 Chairman of the Board,
 Chief Executive Officer  1997   $  306,808(B)  $93,000(C)  $     60,930(D)                 --           235,659     $   62,741(F)
 and President* of the
 Company and BankUnited   1996   $  175,092(B)  $54,039(C)              (G)                 --            65,986     $  18,370(F)

JAMES A. DOUGHERTY        1998   $  154,938     $ 7,838(H)              (G)   $      39,750(I)            38,210     $  16,042(J)
 Executive Vice President
 and Chief Operating
 Officer* of the          199    $  133,275     $ 6,750(H)              (G)   $      19,998(I)            47,659     $  11,475(J)
 Company and BankUnited   1996   $  126,067     $12,200(H)              (G)                 --            13,451     $   6,824(J)

EARLINE G. FORD           1998   $  140,169     $ 7,100(K)              (G)   $      39,750(L)            56,883     $  19,553(M)
 Executive Vice President
 and Treasurer of         1997   $  115,298     $26,000(K)              (G)                 --           107,659     $  11,443(M)
 BankUnited and the
 Company; Corporate       1996   $   94,047(N)  $23,350(K)              (G)                 --            13,486     $   4,982(M)
 Secretary of BankUnited

CLIFFORD A. HOPE**        1998   $  118,333     $ 2,750(O)              (G)                 --            37,500     $     191(P)
 Executive Vice President
 and Chief Financial      1997   $    7,122     $      --               (G)                 --            10,000              --
 Officer of the Company
 and BankUnited           1996   $       --     $      --                --                 --                --              --

DONALD PUTNAM             1998   $  118,333     $ 5,500(Q)              (G)                 --            12,000     $   4,224(R)
 Executive Vice President
 of the Company and       1997   $   91,667     $      --               (G)                 --            10,000     $     108(R)
 and BankUnited
                          1996   $       --     $      --                --                 --                --              --
__________

#--Number of shares granted.
$--Dollar amounts.
*--Until December 1, 1998.
**-This individual ceased to be an executive officer of the Company and BankUnited effective December 16, 1998.


(A) All information provided relates to option grants. The Company does not grant stock appreciation rights ("SARs"). All amounts are adjusted for stock splits. Includes options that were granted as a partial payment of the named executive officers' directors' fees for service on the Boards of Directors of the Company and BankUnited. Also includes options which were repriced and considered granted during the 1998 fiscal year. See "Election of Directors--Compensation of Directors" and "Compensation Pursuant to Plans-Option/SAR Grants in Last Fiscal Year."

                                             (FOOTNOTES CONTINUED ON NEXT PAGE.)

(B) Includes for the 1997 fiscal year, 10,000 shares of Class B Common Stock with a fair market value of approximately $82,500 on the date of grant that were granted in lieu of cash salary for a portion of the officer's annual compensation; and for the 1996 fiscal year, 6,000 shares of Class B Common Stock with a fair market value of approximately $43,425 on the date of grant that were granted in lieu of cash salary for a portion of the officer's annual compensation.

(C) Reflects for the 1998 fiscal year, a stock bonus of 762 shares of Series B Preferred Stock with a fair market value on the date of grant of approximately $15,000, paid in the 1998 fiscal year for services during the 1997 fiscal year; for the 1997 fiscal year, a stock bonus of 11,272 shares of Class B Common Stock with a fair market value on the date of grant of approximately $92,994, paid in the 1997 fiscal year for services during the 1996 fiscal year; and for the 1996 fiscal year, a stock bonus of 7,466 shares of Class B Common Stock with a fair market value on the date of grant of approximately $54,035, paid in the 1996 fiscal year for services during the 1995 fiscal year.

(D) Includes for the 1998 fiscal year, $10,217 in dividends paid on restricted Series B Preferred Stock. Includes for the 1997 fiscal year, $60,325 paid on behalf of Alfred R. Camner for country club membership fees.

(E) Reflects 20,000 shares of restricted Series B Preferred Stock granted in lieu of cash salary for a portion of Mr. Camner's annual compensation, which had a fair market value of approximately $329,098 as of the end of fiscal 1998. Dividends may be paid on the restricted stock.

(F) Reflects for the 1998 fiscal year, approximately $45,860 in insurance premiums paid on insurance policies on Mr. Camner's life, contributions by the Company of approximately $5,795 and $6,572 to the 401(K) and profit-sharing plans, respectively, and $7,100 in cash director fees for service as a member of the Board of the Company and BankUnited; for the 1997 fiscal year, insurance premiums and 401(k) and profit-sharing contributions of approximately $48,538, $2,997 and $11,206, respectively; and, for the 1996 fiscal year, insurance premiums and 401(k)and profit-sharing contributions of approximately $8,361, $1,770 and $8,239, respectively.

(G) The aggregate amount of such compensation is less than 10% of the total of the named executive officer's annual salary and bonus for the fiscal year.

(H) Reflects for the 1998 fiscal year, a stock bonus of 597 shares of Class A Common Stock with a fair market value of approximately $7,838 on the date of grant, paid in the 1998 fiscal year for services during the 1997 fiscal year; for the 1997 fiscal year, a stock bonus of 818 shares of Class A Common Stock with a fair market value of approximately $6,749 on the date of grant, paid in the 1997 fiscal year for services during the 1996 fiscal year; and for the 1998 fiscal year, a stock bonus of 1,685 shares of Class A Common Stock with a fair market value of approximately $12,195 on the date of grant, paid in the 1996 fiscal year for services during the 1995 fiscal year.

(I) Reflects for the 1998 fiscal year, an award of 3,000 shares of restricted Class A Common Stock granted in lieu of cash salary for a portion of Mr. Dougherty's annual compensation, and for the 1997 fiscal year, an award of 2,424 shares of restricted Class A Common Stock. As of the end of fiscal 1998, Mr. Dougherty's aggregate restricted stock holdings had a fair market value of approximately $59,664. Dividends may be paid on the restricted stock.

                                             (FOOTNOTES CONTINUED ON NEXT PAGE.)

(J) Includes for the 1998 fiscal year approximately $252 in life insurance premiums paid by the Company, contributions by the Company of approximately $2,118 and $6,572 to the 401(k) and profit sharing plans, respectively, and $7,100 in cash director fees for service as a member of the Board of Directors of the Company and BankUnited; for the 1997 fiscal year, approximately $160 in life insurance premiums paid by the Company as well as contributions by the Company of approximately $2,000 and $9,315 to the 401(K) and profit-sharing plans, respectively; and for the 1996 fiscal year, profit-sharing contributions of approximately $6,824.

(K) Reflects for the 1998 fiscal year, a stock bonus of 541 shares of Class B Common Stock with a fair market value on the date of grant of approximately $7,100, paid in the 1998 fiscal year for services during the 1997 fiscal year; for the 1997 fiscal year, a stock bonus of 3,151 shares of Class B Common Stock with a fair market value on the date of grant of approximately $25,994, paid in the 1997 fiscal year for services during the 1996 fiscal year; and for the 1996 fiscal year, a stock bonus of 3,225 shares of Class B Common Stock with a fair market value on the date of grant of approximately $23,341, paid in the 1996 fiscal year for services during the 1995 fiscal year.

(L) Includes 3,000 shares of restricted Class B Common Stock granted in lieu of cash salary for a portion of Mrs. Ford's annual compensation, which had a fair market value of approximately $33,000 as of the end of fiscal 1998. Dividends may be paid on the restricted stock.

(M) Includes for the 1998 fiscal year, approximately $235 in life insurance premiums paid by the Company, contributions by the Company of approximately $5,795 and $6,423 to the 401(K) and profit-sharing plans, respectively, and $7,100 in cash directors fees for service as a member of the Board of Directors of the Company and BankUnited; for the 1997 fiscal year, approximately $138 in life insurance premiums, and approximately $2,634 and $8,671 in 401(K) and profit-sharing contributions, respectively; and for the 1996 fiscal year, 401 (K) and profit-sharing contributions of approximately $1,034 and $3,947, respectively.

(N) Includes 3,000 shares of Class B Common Stock with a fair market value of approximately $21,713 on the date of grant that were granted in lieu of cash salary for a portion of the officer's annual compensation.

(O) Reflects for the 1998 fiscal year, a stock bonus of 104 shares of Class A Common Stock with a fair market value on the date of grant of approximately $1,364 and a cash bonus of $1,386, paid in the 1998 fiscal year for services during the 1997 fiscal year.

(P) Includes for the 1998 fiscal year, approximately $191 in life insurance premiums paid by the Company.

(Q) Reflects for the 1998 fiscal year, a stock bonus of 209 shares of Class A Common Stock with a fair market value on the date of grant of approximately $2,741 and a cash bonus of $2,759, paid in the 1998 fiscal year for services during the 1997 fiscal year.

(R) Includes for the 1998 fiscal year, approximately $198 in life insurance premiums paid by the Company as well as contributions by the Company of approximately $4,026 to the 401(k) plan; and for the 1997 fiscal year, approximately $108 in life insurance premiums.

COMPENSATION PURSUANT TO PLANS

         1998 STOCK OPTION GRANTS. The following table provides details regarding stock options granted to the named executive officers during the 1998 fiscal year. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, the table describes the hypothetical gains that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant to the end of the option term. These hypothetical gains are based on assumed rates of appreciation and, therefore, the actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common, overall stock market conditions, and the named executive officer's continued employment with the Company and BankUnited. As a result, the amounts reflected in this table may not necessarily be achieved.


                                OPTION/SAR GRANTS IN LAST FISCAL YEAR (A)
                                                                                          POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED ANNUAL
                                                                                          RATES OF STOCK PRICE
                                             INDIVIDUAL GRANTS                         APPRECIATION FOR OPTION TERM
                   ------------------------------------------------------------------- ----------------------------
                      NO. OF SECURITIES
                          UNDERLYING
                          OPTIONS/SARS                  PERCENTAGE OF TOTAL
                          GRANTED(#)(A)                    OPTIONS/SARS    EXERCISE
                    --------------------------------         GRANTED       OR BASE
                    CLASS A    CLASS B   SERIES B         TO EMPLOYEES       PRICE     EXPIRATION
       NAME         COMMON     COMMON    PREFERRED      IN FISCAL YEAR(B)  ($/SHARE)      DATE      5%($)(C) 10%($)(C)
-----------------  ---------  -------- ------------- -------------------  -----------  ------------- -------- ---------
ALFRED R. CAMNER      83(E)                                  *          $ 9.298         2/18/2003        491     1,245
                      68(E)                                  *          $ 9.298         5/24/2003        398     1,008
                     435(E)                                  *          $ 9.298         2/26/2007      2,544     6,446
                              19,000(E)                    2.15%        $ 9.298         6/16/2007    111,102   281,554
                     465(E)                                  *          $ 9.298         8/25/2007      2,719     6,891
                                         50,000(D)(E)      5.65%        $13.909        10/27/2007    437,365 1,108,368
                                        100,000(F)(E)     11.29%        $13.909        10/27/2007    874,730 2,216,736
                     510(G)(E)                               *          $ 9.298        11/17/2007      2,982     7,557
                                        130,000(D)(E)     14.68%        $13.909         2/23/2008  1,137,148 2,881,757
                     600(G)(E)                               *          $ 9.298         2/23/2008      3,508     8,891
                                         35,000(D)(E)      3.95%        $13.909         3/16/2008    306,155   775,858
                     600(G)(E)                               *          $ 9.298         5/19/2008      3,508     8,891
                     600(G)(E)                               *          $ 9.298         8/26/2008      3,508     8,891

JAMES A. DOUGHERTY   435(E)                                  *          $ 9.298          2/26/2007      2,544    6,446
                   3,000(E)                                  *          $ 9.298          6/16/2007     17,542   44,456
                     465(E)                                  *          $ 9.298          8/25/2007      2,719    6,891
                  20,000(F)(E)                             2.26%        $ 9.298         10/27/2007    116,949  296,372
                  12,000(D)(E)                             1.36%        $ 9.298         10/27/2007     70,170  177,823
                     510(G)(E)                               *          $ 9.298         11/17/2007      2,982    7,557
                     600(G)(E)                               *          $ 9.298          2/23/2008      3,508    8,891
                     600(E)                                  *          $ 9.298          5/19/2008      3,508    8,891
                     600(G)(E)                               *          $ 9.298          8/26/2008      3,508    8,891

EARLINE G. FORD       83(E)                                  *          $ 9.298         2/16/2003        485     1,230
                      68(E)                                  *          $ 9.298         5/24/2003        398     1,008
                      22(E)                                  *          $ 9.298         8/23/2003        129       326
                     435(E)                                  *          $ 9.298         2/26/2007      2,544     6,446
                               3,000(E)                      *          $ 9.298         6/16/2007     17,542    44,456
                     465(E)                                  *          $ 9.298         8/25/2007      2,719     6,891
                              45,500(F)(E)                 5.14%        $ 9.298        10/27/2007    266,060   674,247
                     510(G)(E)                               *          $ 9.298        11/17/2007      2,982     7,557
                     600(G)(E)                               *          $ 9.298         2/23/2008      3,508     8,891
                               5,000(D)(E)                   *          $ 9.298         3/16/2008     29,237    74,093
                     600(G)(E)                               *          $9.298          5/19/2008      3,508     8,891
                     600(G)(E)                               *          $9.298          8/26/2008      3,508     8,891

                                                                                     (TABLE CONTINUED ON NEXT PAGE)



                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR (A)
                                                                                          POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED ANNUAL
                                                                                          RATES OF STOCK PRICE
                                             INDIVIDUAL GRANTS                         APPRECIATION FOR OPTION TERM
                   ------------------------------------------------------------------- ----------------------------
                      NO. OF SECURITIES
                          UNDERLYING
                          OPTIONS/SARS                PERCENT OF TOTAL
                          GRANTED(#)(A)                 OPTIONS/SARS        EXERCISE
                   ---------------------------------        GRANTED         OR BASE
                    CLASS A    CLASS B   SERIES B         TO EMPLOYEES       PRICE      EXPIRATION
       NAME         COMMON     COMMON    PREFERRED      IN FISCAL YEAR(B)   ($/SHARE)      DATE       5%($)(C) 10%($)(C)
-----------------  ---------- ---------  -----------   ------------------  ----------   ------------  -------- ---------
CLIFFORD A. HOPE** 2,500(E)                                  *            $ 9.298        8/25/2007     14,619   37,046
                   7,500(E)                                  *            $ 9.298        8/25/2007     43,856  111,140
                  10,000(F)(E)                               *            $ 9.298       10/27/2007     58,475  148,186
                   7,500(D)(E)                               *            $ 9.298        3/16/2008     43,856  111,140
                  10,000(D)(E)                               *            $ 9.298        4/24/2008     58,475  148,186

DONALD PUTNAM 12,000(F)(E)                                 1.36%          $ 9.298       10/27/2007     70,170  177,823

__________

#- -Number of shares underlying options granted.
$- -Dollar amounts.
*- -Less than 1%.
**- -This individual ceased to be an executive officer of the Company and BankUnited effective December 16, 1998.


(A) All information provided relates to option grants. The Company does not grant SARs. The exercise price of each option is at least the fair market value of the stock covered by the option on the date of grant.

(B) Does not include the options granted to employees who are also directors as partial payment for directors' fees. Percentages for options to acquire Class B Common Stock were calculated assuming that each underlying share of Class B Common Stock was converted into Class A Common Stock, and percentages for options to acquire Series B Preferred Stock were calculated assuming that each underlying share of Series B Preferred Stock was converted into 1.4959 shares of Class A Common Stock. See "Election of Directors--Compensation of Directors" and Note (G).

(C) The potential realizable values of the options to acquire Class B Common Stock were calculated assuming that each underlying share of Class B Common Stock was converted into 1 share of Class A Common Stock, and the potential realizable values of the options to acquire Series B Preferred Stock were calculated assuming that each underlying share of Series B Preferred Stock was converted into 1.4959 shares of Class A Common Stock.

(D) These options were granted under the 1996 Plan for extraordinary services rendered during the 1998 fiscal year. Each option has a term of 10 years from the date of grant, but may terminate sooner upon termination of the holder's employment or service with the Company or BankUnited. Each option for Class A Common Stock becomes exercisable for one-fifth of the total shares covered by the option following the date of grant. In the event of the death or disability of the optionee, or upon a change in control of the Company, as defined in the 1996 Plan, each option for Class A Common Stock becomes immediately exercisable for the total number of shares covered by the option.

                                             (FOOTNOTES CONTINUED ON NEXT PAGE.)

(E) These options were deemed granted pursuant to an option repricing approved by the Company's Board on September 3, 1998. All terms of the options are the same as the previous options, except that the exercise price of the options to purchase shares of Class A Common Stock and Class B Common Stock was changed to the fair market value of the Class A Common Stock on September 3, 1998, and the exercise price of the options to purchase shares of Series B Preferred Stock was changed to the product of 1.4959 multiplied by the fair market value of the Class A Common Stock on September 3, 1998.

(F) These options were granted under the 1996 Plan for 1998 fiscal year performance. Each option has a term of 10 years from the date of grant, but may terminate sooner upon termination of the holder's service or employment with the Company or BankUnited. Each option for Class A Common Stock becomes exercisable for one-fifth of the total shares covered by the option in each year of the five-year period following the date of grant. In the event of the death or disability of the optionee, or upon a change in control, as defined in the 1996 Plan, each option for Class A Common Stock becomes immediately exercisable for the total number of shares covered by the option.

(G) These options to acquire shares of Class A Common Stock were granted under the 1996 Plan as partial payment of fees for service on the Board of Directors of the Company and BankUnited. See "Election of Directors--Compensation of Directors." The options have terms of 10 years and are exercisable immediately. The options terminate upon the termination of the option holder's employment or service with the Company or BankUnited.

         1998 STOCK OPTION EXERCISES. The named executive officers exercised stock options during the 1998 fiscal year as follows:


                   AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE (A)

                                                                     NUMBER OF
                                                                    SECURITIES                   VALUE OF
                                                                    UNDERLYING                  UNEXERCISED
                                                                    UNEXERCISED                IN-THE-MONEY
                                                                   OPTIONS/SARS                OPTIONS/SARS
                                                                    AT END(#)(A)               AT FY-END ($)(A)
                    SHARES ACQUIRED                          --------------------------  ---------------------------
     NAME           ON EXERCISE(#)     VALUE REALIZED ($)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
--------------      --------------     ------------------    -----------  -------------  -----------   -------------
ALFRED R. CAMNER      13,957(B)             49,359            933,618            --     $3,319,634            --

JAMES A. DOUGHERTY      6,500               52,130             53,725        50,102       $213,329      $107,411

EARLINE G. FORD        20,774              140,083            409,439            --     $1,684,890            --

CLIFFORD A. HOPE*          --                   --              5,000        32,500         $8,510       $55,315

DONALD PUTNAM              --                   --              3,333        18,667         $8,145       $36,716

__________

#- -Number of shares.
$- -Dollar amounts.
*- -This individual ceased to be an executive officer of the Company effective
    December 16, 1998.


(A)      All information provided relates to options. The Company does not grant
         SARs.

(B) Includes the exercise, by the Camner Family Foundation, a non-profit charitable organization of which Mr. Camner is a director, of options to acquire 13,957 shares of Class B Common Stock.

EXECUTIVE EMPLOYMENT AGREEMENTS

         The Company and BankUnited have separate employment agreements with Alfred R. Camner, both of which were amended and restated with the approval of the Company's and BankUnited's Boards of Directors (collectively, the "Board" or "Board of Directors") during fiscal 1998. In addition, during fiscal 1998, the Company and BankUnited had change of control agreements with Earline G. Ford, James A. Dougherty, Clifford A. Hope and Donald B. Putnam.

         The employment agreements establish the duties and compensation of Mr. Camner, and, together with the change of control agreements, are intended to ensure that the Company and BankUnited will be able to maintain stable and competent executive management. The continued success of the Company and BankUnited depend to a significant degree on the skills and competence of such executive management.

         Mr. Camner's employment agreement with the Company is effective as of November 14, 1997 and has a five year term which is automatically extended by one additional day each day, unless either party elects not to extend the agreement. Mr. Camner's agreement with BankUnited has a three-year term which, commencing on the first anniversary date and continuing on each anniversary date thereafter, may be extended by BankUnited's Board for an additional year, so that the remaining term will be three years, after a performance review and unless Mr. Camner objects to such extension. Each change of control agreement continues in effect until terminated by the parties or until the termination of the officer's employment.

         Mr. Camner's employment agreements with the Company and BankUnited provide in the aggregate for an annual salary of $325,000 ($300,000 prior to October 14, 1998), which may be increased by the Board of Directors upon review prior to each anniversary date of the agreement. In addition to salary, Mr. Camner may receive other cash or stock compensation from the Company, and other cash compensation from BankUnited. The time, amounts and terms of such additional compensation will be determined by the Board of Directors from time to time. Mr. Camner will also be entitled to participate in and receive benefits under any and all employee benefit and compensations plans maintained by and covering similar executives of the Company and BankUnited.

         Mr. Camner's employment agreements provide for termination by the Company or BankUnited at any time for cause, as defined in the agreements. Mr. Camner will be entitled to receive severance benefits upon termination, unless termination occurs because of discharge for cause, death or disability, or, except in certain circumstances specified in the agreement, voluntary resignation. Mr. Camner will also be entitled to severance benefits if he resigns following a change in control (as defined in the agreements), or if a change in control occurs within 18 months of his termination for death or disability. The severance payments and benefits to which Mr. Camner may become entitled include earned and unpaid compensation, accrued benefits, continuation of insurance benefits for the remaining term of the agreement and lump sum payments for discounted salary, benefits, employer defined plan contributions, bonuses and incentive compensation which would have been earned by Mr. Camner during the remaining term of the employment agreement. In addition, severance payments include continued provision to Mr. Camner, at the expense of the Company and BankUnited, of certain facilities and services comparable to that provided to Mr. Camner prior to termination.

         Payments to Mr. Camner under his employment agreement with BankUnited will be guaranteed by the Company in the event that payments or benefits are not paid by BankUnited. For example, the BankUnited employment agreement will have restrictions on the dollar amount of compensation and benefits payable to Mr. Camner in the event of termination following a "change in control." In general, for purposes of the employment agreement and the plans maintained by the Company or BankUnited, a "change in control" will generally be deemed to occur (i) except in certain circumstances, when the Company's stockholders approve a reorganization, merger or consolidation of the Company or BankUnited with one or more other persons; (ii) when a person or group of persons acquire substantially all of the Company's or BankUnited's assets or beneficial ownership of 20% or more of the Company's or BankUnited's outstanding securities entitled to vote in the election of directors, or when the Company's or BankUnited's stockholders approve any transaction which would result in such an acquisition; (iii) upon the complete liquidation or dissolution of the Company or BankUnited or upon approval of a plan for such liquidation or dissolution by the Company's or BankUnited's stockholders; or (iv) upon the occurrence of any event if such event results in a change in control of a majority of the members of the Board of Directors of the Company or BankUnited. The Company's employment agreement will not have these restrictions. Payment under the Company's agreement would be made by the Company. To the extent that payments under the Company's employment agreement and BankUnited's employment agreement are duplicative, payments due under the Company's employment agreement would be offset by amounts actually paid by BankUnited. The employment agreements also provide for the Company and BankUnited to indemnify Mr. Camner for reasonable costs incurred by him as a result of his good faith efforts to defend or enforce the agreements; provided that he shall have substantially prevailed on the merits.

         Cash and benefits paid to Mr. Camner under the employment agreements together with payment under other benefit plans following a "change in control" of the Company or BankUnited may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the reduction for such excess amounts to the Company and BankUnited. The Company's employment agreement includes a provision indemnifying Mr. Camner on an after-tax basis for any "golden parachute" excise taxes. If a change in control of the Company and BankUnited had occurred during the 1998 fiscal year under circumstances entitling Mr. Camner to severance payments under his employment agreements, he would have received an aggregate severance and tax indemnification payment totaling approximately $5,155,800, based upon the interest rate assumptions currently in effect. Mr. Camner's employment agreement with the Company provides for the Company to pay him any severance and related payments, such as the "golden parachute" tax indemnification payments, that may not be paid to him by BankUnited due to applicable regulatory restrictions.

         The change of control agreements with Mrs. Ford, Mr. Dougherty, Mr. Hope and Mr. Putnam do not affect BankUnited's employment rights or obligations with respect to the executive officers prior to a change in control. Under the change of control agreements, the executive officer would be entitled to severance pay and benefits if BankUnited terminated his employment for a reason other than disability or cause or if the executive officer terminated his employment for good reason during a period following a change in control of the Company or BankUnited. The amount of severance pay and benefits is based upon the executive officer's salary and bonuses, and the agreements also provide for the continuation of life, health, accident, disability and medical insurance benefits, and for other employee welfare benefits, following termination.

         If the named executive officers had been entitled to severance payments pursuant to their respective change of control agreements during the 1998 fiscal year, the maximum severance payments payable to them would have been as follows:
Mrs. Ford, $405,900; Mr. Dougherty $371,192; Mr. Hope, $132,750 and Mr. Putnam, $135,500. Any payments made pursuant to the agreements, however, would be subject to the limitations set forth in Section 280G of the Internal Revenue Code of 1986, as amended.

REPORT ON REPRICING OF OPTIONS/SARS

         During the 1998 fiscal year, the Company amended the exercise price of certain stock options previously awarded to directors, officers and employees of the Company, including several of the named executive officers. The repricing was approved by the Board to restore the value of stock options which, as a result of a significant decline in the securities markets and the price of the Class A Common Stock, had ceased to provide an incentive for valued employees, officers, and directors to remain in the service of the Company and the Bank. The affected options were amended to reduce the exercise prices to at least the fair market value of the underlying stock on the date of the repricing. All other terms of the options remained the same. The following table shows all repricings during the last 10 years of options and SARs held by executive officers of the Company.


                                        TEN-YEAR OPTION/SAR REPRICINGS (A)
                                                                                                        LENGTH
                                       NUMBER OF         PER SHARE       PER SHARE                   (IN YEARS) OF
                                      SECURITIES       MARKET PRICE      EXERCISE                      ORIGINAL
                                      UNDERLYING        OF STOCK AT      PRICE AT                     OPTION TERM
                                       OPTIONS/           TIME OF         TIME OF                    REMAINING AT
                                         SARS          REPRICING OR    REPRICING OR         NEW         DATE OF
                                      REPRICED OR        AMENDMENT       AMENDMENT       EXERCISE    REPRICING OR
          NAME              DATE    AMENDED (#) (A)       ($) (B)           ($)          PRICE ($)    AMENDMENT
------------------------- ------    ---------------    ---------------- ------------    ----------   -------------
Alfred R. Camner          9/3/98           83           $   9.298        $ 10.148       $   9.298          4
 Chairman of the Board,   9/3/98           68           $   9.298        $ 10.975       $   9.298          5
 Chief Executive Officer  9/3/98          435           $   9.298        $  9.5357      $   9.298          8
 and President* of the    9/3/98       19,000           $   9.298        $  9.5656      $   9.298          9
 Company and BankUnited   9/3/98          465           $   9.298        $ 10.741       $   9.298          9
                          9/3/98          510           $   9.298        $ 13.235       $   9.298          9
                          9/3/98          600           $   9.298        $ 13.493       $   9.298          9
                          9/3/98          600           $   9.298        $ 17.075       $   9.298         10
                          9/3/98          600           $   9.298        $ 10.975       $   9.298         10
                          9/3/98       50,000           $  13.909        $ 19.125       $  13.909          9
                          9/3/98      100,000           $  13.909        $ 19.125       $  13.909          9
                          9/3/98      130,000           $  13.909        $ 19.21        $  13.909          9
                          9/3/98       35,000           $  13.909        $ 21.0742      $  13.909         10
                         1/15/91        7,500           $   4.675        $  7.00        $   4.675          6
                         1/15/91       10,000           $   4.675        $  6.50        $   4.675          7
                         1/15/91       17,000           $   4.675        $  6.75        $   4.675          8

Earline G. Ford           9/3/98           83           $   9.298        $ 10.148       $   9.298          4
 Executive Vice President 9/3/98           68           $   9.298        $ 10.975       $   9.298          5
 and Treasurer of         9/3/98           22           $   9.298        $ 11.30        $   9.298          5
 BankUnited and the       9/3/98          435           $   9.298        $  9.5357      $   9.298          8
 Company; Corporate       9/3/98        3,000           $   9.298        $  9.5656      $   9.298          9
 Secretary of BankUnited  9/3/98          465           $   9.298        $ 10.741       $   9.298          9
                          9/3/98       45,500           $   9.298        $ 12.75        $   9.298          9
                          9/3/98          510           $   9.298        $ 13.235       $   9.298          9
                          9/3/98          600           $   9.298        $ 13.493       $   9.298          9
                          9/3/98        5,000           $   9.298        $ 14.088       $   9.298         10
                          9/3/98          600           $   9.298        $ 17.075       $   9.298         10
                          9/3/98          600           $   9.298        $ 10.975       $   9.298         10
                         1/15/91        5,000           $   4.675        $  7.00        $   4.675          6
                         1/15/91        7,500           $   4.675        $  6.50        $   4.675          7
                         1/15/91       10,000           $   4.675        $  6.75        $   4.675          8

James A. Dougherty        9/3/98          435           $   9.298        $  9.5357      $   9.298          8
 Executive Vice President 9/3/98        3,000           $   9.298        $  9.5656      $   9.298          9
 and Chief Operating      9/3/98          465           $   9.298        $ 10.741       $   9.298          9
  Officer* of the Company 9/3/98       20,000           $   9.298        $ 12.75        $   9.298          9
 and BankUnited           9/3/98       12,000           $   9.298        $ 12.75        $   9.298          9
                          9/3/98          510           $   9.298        $ 13.235       $   9.298          9
                          9/3/98          600           $   9.298        $ 13.493       $   9.298          9
                          9/3/98          600           $   9.298        $ 17.075       $   9.298         10
                          9/3/98          600           $   9.298        $ 10.975       $   9.298         10


                                       NUMBER OF         PER SHARE       PER SHARE                     LENGTH OF
                                      SECURITIES       MARKET PRICE      EXERCISE                      ORIGINAL
                                      UNDERLYING        OF STOCK AT      PRICE AT                     OPTION TERM
                                       OPTIONS/           TIME OF         TIME OF                    REMAINING AT
                                         SARS          REPRICING OR    REPRICING OR         NEW         DATE OF
                                      REPRICED OR        AMENDMENT       AMENDMENT       EXERCISE    REPRICING OR
          NAME             DATE     AMENDED (#) (A)       ($) (B)           ($)          PRICE ($)     AMENDMENT
------------------------- ------    ---------------    ---------------- ------------     ---------   -----------
Clifford A Hope**         9/3/98        2,500             $ 9.298        $ 10.741        $  9.298          9
 Executive Vice President 9/3/98        7,500             $ 9.298        $ 10.741        $  9.298          9
   and Chief Financial    9/3/98       10,000             $ 9.298        $ 12.75         $  9.298          9
 Officer of the Company   9/3/98        7,500             $ 9.298        $ 14.088        $  9.298         10
  and BankUnited          9/3/98       10,000             $ 9.298        $ 15.159        $  9.298         10

Donald Putnam             9/3/98       12,000             $ 9.298        $ 12.750        $  9.298          9
 Executive Vice President
  of the Company and
  and BankUnited

Lawrence H. Blum          9/3/98           83             $ 9.298        $ 10.148        $  9.298          4
 Vice Chairman of the
  Board                   9/3/98           68             $ 9.298        $ 10.975        $  9.298          5
                          9/3/98          435             $ 9.298        $  9.5357       $  9.298          8
                          9/3/98          840             $ 9.298        $ 10.741        $  9.298          9
                          9/3/98       11,000             $ 9.298        $ 12.75         $  9.298          9
                          9/3/98          355             $ 9.298        $ 13.235        $  9.298          9
                          9/3/98          600             $ 9.298        $ 13.493        $  9.298          9
                          9/3/98          600             $ 9.298        $ 17.075        $  9.298         10
                          9/3/98          600             $ 9.298        $ 10.975        $  9.298         10
                         1/15/91          400             $ 4.675        $  6.50         $  4.675          7
                         1/15/91        2,500             $ 4.675        $  6.75         $  4.675          8

Marc Lipsitz              9/3/98           60             $ 9.298        $  9.5357       $  9.298          8
 Corporate Secretary      9/3/98       10,000             $ 9.298        $  9.700        $  9.298          9
                          9/3/98           90             $ 9.298        $ 10.741        $  9.298          9
                          9/3/98       13,000             $ 9.298        $ 12.75         $  9.298          9
                          9/3/98          110             $ 9.298        $ 13.235        $  9.298          9
                          9/3/98          350             $ 9.298        $ 13.493        $  9.298          9
                          9/3/98        5,000             $ 9.298        $ 15.159        $  9.298         10
                          9/3/98          450             $ 9.298        $ 17.075        $  9.298         10
                          9/3/98          450             $ 9.298        $ 10.975        $  9.298         10

__________

#--Number of shares.
$--Dollar amounts.
*--Until December 1, 1998.
**-This individual ceased to be an executive officer of the Company and BankUnited effective December 16, 1998.


(A) All information provided relates to option grants. The Company does not grant stock appreciation rights. This table does not include information for repricings of options which occurred after the end of the last completed fiscal year. On October 14, 1998, the Board approved a second repricing of stock options previously issued by the Company, due to the continuing significant decline in the market price of the Company's Class A Common Stock. As a result of this second repricing, all options to purchase Class A Common Stock or Class B Common Stock which had an exercise price greater than $7.25 on October 14, 1998, including the options listed above which were repriced on September 3, 1998, as well as other options, were amended to reduce such exercise price to $7.25. All options to repurchase Series B Preferred Stock which had an exercise price greater than $10.8452 on October 14, 1998 were amended to reduce such exercise price to $10.8452. The new exercise prices were at least equal to the fair market values of the underlying stock on October 14, 1998.

(B) Based on the fair market value of the Class A Common Stock as quoted on the Nasdaq National Market System on the date of repricing. The market price of the Class B Common Stock, which is not publicly traded, is equal to the market price of the Class A Common Stock, and the market price of the Series B Preferred Stock is equal to 1.4959 multiplied by the market price of the Class A Common Stock.

                                                COMPENSATION COMMITTEE:

                                                ALLEN BERNKRANT
                                                MARC D. JACOBSON
                                                NEIL H. MESSINGER, M.D.
                                       17

REPORT ON EXECUTIVE COMPENSATION

         Pursuant to the rules of the Securities and Exchange Commission, set forth below is the report of the Compensation Committee and the Board of Directors regarding their compensation policies for the fiscal year ended September 30, 1998, for the Company's and BankUnited's executive officers, including the Chief Executive Officer. THIS REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         GENERAL. Decisions regarding the compensation of the Company's and BankUnited's executive officers are made, depending on the officer's seniority or the type of compensation, by the Compensation Committee and/or the Board of Directors. The Compensation Committee is responsible for submitting recommendations to the Board for the salary, stock and cash bonuses and stock options for Alfred R. Camner, and for approving the salaries, stock and cash bonuses and stock options for the other executive officers including the named executive officers of the Company (James A. Dougherty, Earline G. Ford, Clifford
A. Hope and Donald Putnam).

         The Company's overall executive compensation policies are intended to establish levels of annual compensation that are consistent with its annual and long-term goals and that reward superior corporate performance as well as individual achievements. The officer's position and duties with the Company and BankUnited and his or her participation in the Company's and BankUnited's employee benefit plans, such as the stock option and stock bonus plans, are also considered.

         The compensation of the Company's executive officers includes three components, as discussed below:

         BASE SALARY: In setting executive salary levels for 1998, the Board and the Compensation Committee considered the Company's performance in the 1997 fiscal year, in particular the growth of the Company's assets and deposits. The Compensation Committee considered the benefits which the Company expected to realize from the merger with Consumers Bancorp, Inc. and other possible acquisitions in fiscal 1998: increased deposit market share, economies associated with an in-market merger, acquisition of additional branch offices and expansion of the Company's commercial real estate loan portfolio. The Committee also considered the Company's plans to continue implementing an aggressive growth strategy in fiscal 1998. Such plans included opening new branches, raising capital through public and private financings, establishing non-banking subsidiaries and pursuing in-market acquisitions of other financial institutions.

         The Board and the Compensation Committee further considered the Company's prospects for fiscal 1998 and, in particular, weighed the challenges facing the Company in improving its earnings levels in light of anticipated interest rate trends and continued regulatory and other pressures on the industry. The Committee reviewed information on employment agreements between other financial institutions and their executive officers, and, to the extent consistent with the Company's long-term goals, the Board and the Compensation Committee attempted to establish compensation levels that are competitive within the industry and the Company's market areas to enable it to attract and retain qualified executives.

         Additionally, because BankUnited operates in the closely regulated thrift industry, the Board and the Compensation Committee gave significant consideration to the guidelines set forth in the regulations and regulatory bulletins of the Office of Thrift Supervision regarding executive compensation and the various criteria established by sound business practices for determining the reasonableness of compensation paid to executive officers. The Board and the Compensation Committee carefully reviewed such guidelines and believe that the Company's compensation policies and practices are consistent with them.

         During fiscal 1998, the Board and the Committee also reviewed compensation in consideration of events in the securities markets, particularly the significant decline in the market price of the Company's Class A Common Stock.

Based on this review, the Board and Committee endeavored to take such actions as were necessary and appropriate to restore the then current value of stock options which had been previously been granted to employees, officers and directors of the Company and BankUnited as a portion of their compensation.

         The weight allocated to the various factors, described above, that are considered by the Board of Directors and the Compensation Committee when setting executive compensation, is subjective and not pursuant to a specific formula.

         ANNUAL INCENTIVES: For the 1998 fiscal year, the Company provided two types of annual incentives to its executive officers: cash bonuses, and stock bonuses, which were recommended by the Compensation Committee and approved by the Board of Directors. It is the Company's policy to provide incentives that reward what the Board views as above-average results in light of the competitive and other factors affecting the Company's operating environment. The Compensation Committee determines the amount of each year's stock bonus by reviewing the Company's performance for the particular year and the current market value of the Class A Common Stock. In addition to the Company's performance, the Board considers the officers' roles, activities and services performed for the Company and BankUnited when determining annual cash bonuses. The weight given to each such factor, however, is subjective.

         LONG-TERM INCENTIVES: The Board uses long-term stock incentives as a means to relate executives' compensation to the interests of the Company's stockholders. In determining the long-term incentives to be granted in fiscal 1998, the Board used certain performance-based criteria in determining the number of shares covered by each award of options or stock to be granted. In particular, the Board considered goals for net income and market value of the Class A Common Stock, and considered the Company's plans to continue implementing an aggressive growth strategy which included opening new branches, pursuing acquisitions of other financial institutions, raising capital through public and private financings and establishing non-banking subsidiaries. Further, the Board decided to continue a vesting schedule for options granted to executive officers other than Alfred R. Camner and Earline G. Ford, in which each option becomes exercisable for one-fifth of the total shares covered by the option in each year of the five-year period beginning on the date of grant. The Board also granted shares of restricted stock, which vest over a period of years from the date of grant. Except in certain circumstances, such as a change in control, awards of options and stock subject to vesting are forfeited as to the portion remaining unvested at the date of termination, if the officer or employee leaves the Company and BankUnited prior to completion of the vesting schedule. The Board believes that these vesting schedules will encourage executive officers to make long-term commitments to the Company and BankUnited. Other factors that the Board considered in granting options to a particular officer are position and tenure with the Company (although no pre-determined weighting was given to any such factor).

         CHIEF EXECUTIVE OFFICER'S 1998 COMPENSATION. As with all of the Company's executive officers, the compensation for Mr. Camner consists of base salary, annual incentives and long-term compensation. The Compensation Committee recommended to the Board the Chief Executive Officer's salary, annual bonus and stock options, which were then approved by the Board of Directors.

         Corporate performance is especially important to the Compensation Committee when establishing the Chief Executive Officer's base salary and bonus. The Compensation Committee believes that the Chief Executive Officer has played a central role during his tenure with the Company in framing the management and investment policies that have caused the Company and BankUnited to aggressively expand and to rapidly become the largest publicly held financial institution headquartered in South Florida. In particular, Mr. Camner has implemented an aggressive growth strategy for the Company and BankUnited which has entailed opening new branches, raising capital, establishing non-banking subsidiaries and pursuing in-market acquisitions. For fiscal 1998, the Board and the Compensation Committee considered similar factors in establishing annual stock and stock option awards for Mr. Camner as for other executive officers, as discussed above. In determining Mr. Camner's compensation, the weight given to the various criteria considered by the committees and the Board is subjective and not pursuant to a specific formula.

         The Internal Revenue Code of 1986, as amended, limits the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and four other highest paid executives for amounts greater than $1 million unless certain conditions are met. The Company's compensation levels have been such that the provision has not affected the determination of executive compensation to date. The Company currently is monitoring its compensation levels and intends, if necessary, to make a determination of whether and how it will comply.

COMPENSATION COMMITTEE:                        BOARD OF DIRECTORS:
         ALLEN M. BERNKRANT                        ALLEN M. BERNKRANT
         MARC D. JACOBSON                          LAWRENCE H. BLUM
         NEIL H. MESSINGER, M.D.                   ALFRED R. CAMNER
                                                   EARLINE G. FORD
                                                   BRUCE D. FRIESNER
                                                   MARC D. JACOBSON
                                                   MARC LIPSITZ
                                                   NEIL H. MESSINGER, M.D.
                                                   ANNE W. SOLLOWAY

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As described above under "Election of Directors--Meetings and Committees of the Board of Directors," the current members of the Compensation Committee are Allen M. Bernkrant, Marc D. Jacobson and Neil H. Messinger.

         Mr. Jacobson is a vice president of Head-Beckham Insurance Agency, Inc. ("Head-Beckham"). During the 1998 fiscal year, the Company paid Head-Beckham Insurance Agency, Inc. ("Head-Beckham") the sum of approximately $444,769 for insurance premiums on the Company's and BankUnited's directors' and officers' liability, banker's blanket bond, commercial multi-peril and workers' compensation policies, of which approximately $51,346 represented the agency's commissions. The Company believes that the premiums paid for policies obtained through Head-Beckham are comparable to those that would be paid for policies obtained through unaffiliated agencies. The Company expects to continue using the services of Head-Beckham.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, BankUnited makes loans in the ordinary course of business to its directors, officers and employees, as well as to members of their immediate families and affiliates, to the extent consistent with applicable laws and regulations. All of such loans are and have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         During the 1998 fiscal year, the Company and BankUnited employed the law firm of Stuzin and Camner, Professional Association, and, since October 1, 1998, the successor to that firm, Camner, Lipsitz and Poller, Professional Association, as general counsel. Alfred R. Camner, Chief Executive Officer and Chairman of the Boards of the Company and BankUnited, is the Senior Managing Director of Camner, Lipsitz and Poller. Marc Lipsitz, Corporate Secretary and a member of the Board of the Company, is the Managing Director of Camner, Lipsitz and Poller. During the 1998 fiscal year, the Company paid Camner, Lipsitz and Poller approximately $2.2 million in legal fees from the Company allocable to mortgage loan closings, foreclosures, litigation, corporate and other matters. A substantial portion of the fees allocable to mortgage loan closings are reimbursed by borrowers.

         During the 1997 fiscal year BankUnited entered into a lease for property located in a warehouse and commercial district adjacent to the Miami International Airport, on which it opened a branch office. The property is owned by a partnership, which is owned 25% by Alfred Camner, 25% by Charles B. Stuzin, a shareholder shown in the table, "Security Ownership of Certain Beneficial Owners and Management," and the remaining 50% by Ruth Stuzin, Charles B. Stuzin's mother. During fiscal 1998, the annual rent was $126,000. Effective November 1, 1998, the annual rent for the property was reduced to $124,668 and the initial term of the lease was extended from three years to approximately six and one-half years. The lease may be renewed for four additional three-year terms. In addition, BankUnited paid approximately $816,653 for leasehold improvement costs and termination of lease costs to unaffiliated parties. The lease terms, including the early termination payment, were made at market rates which were at that time comparable to those prevailing in the area for similar transactions involving non-affiliated parties.

         See "--Compensation Committee Interlocks and Insider Participation" above for information regarding transactions with Head-Beckham.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph presents a comparison of the cumulative total stockholder return on the Company's Class A Common Stock with the Nasdaq Stock Market Index and the Dow Jones Savings & Loan Index. This graph assumes that $100 was invested on September 30, 1993 in the Company's Class A Common Stock and in the other indices, and that all dividends were reinvested. The stock price performance shown below is not necessarily indicative of future price performance.

                                                 CUMULATIVE TOTAL RETURN
                                        -------------------------------------------
                                        9/93    9/94   9/95   9/96   9/97   9/98
BANKUNITED FINANCIAL CORPORATION        100.00   74.28  89.14  92.11 156.00 130.74
NASDAQ STOCK MARKET (U.S.)              100.00  100.83 139.28 165.24 226.81 231.84
DOW JONES SAVINGS & LOAN ASSOCIATIONS   100.00   99.51 129.87 155.46 304.83 257.62


         THIS GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

PROPOSAL TWO:   APPROVAL OF AMENDMENT TO THE 1996 INCENTIVE COMPENSATION AND
                STOCK AWARD PLAN

         The Board of Directors has approved, and is submitting to the stockholders for approval, an amendment to the Company's 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan") to increase the number of shares of Common Stock available for the grant of options, the number of shares of Common Stock available for the grant of stock bonuses, stock awards, restricted stock and restricted stock units, and the number of shares of Series B Preferred Stock available for the grant of options, stock bonuses, stock awards, restricted stock and restricted stock units (collectively "Awards") from 875,000, 425,000 and 375,000, respectively, to 1,350,000, 700,000 and 650,000, respectively. Pursuant to the amendment, Section 5(a) of the Plan shall be amended by (1) changing the numbers "875,000," "425,000" and "1,300,000" in the first sentence of Section 5(a), to "1,350,000" "700,000" and "2,050,000,"
respectively, and (2) changing the number "375,000" in the second sentence of
Section 5(a), to "650,000."

         As of December 1, 1998, the Board had approved and granted under the 1996 Plan, options and stock awards for 953,128 shares of Common Stock and 455,762 shares of Series B Preferred Stock (including 80,762 shares of Series B Preferred Stock subject to approval of this Proposal Two), of which options and stock awards for 80,915 shares of Common Stock had been forfeited and options for 23,435 shares of Common Stock had been exercised. As of December 1, 1998, there were 427,787 shares of Common Stock and no shares of Series B Preferred Stock available for grant under the 1996 Plan.

         The purpose of the 1996 Plan is to assist the Company and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interest between such persons and the Company's stockholders, and by providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Board of Directors believes that the purposes of the 1996 Plan and the best interests of the Company and BankUnited will be furthered by increasing the aggregate number of shares for which Awards may be granted. Based upon past practice and an increase in the number of individuals eligible to participate in the 1996 Plan, the Board estimates that, unless the proposed amendment is adopted, the number of shares of Common Stock and Series B Preferred Stock remaining available under the 1996 Plan will be insufficient to meet the Company's compensation requirements in fiscal 1999. Accordingly, the Board of Directors wishes to ensure the continued availability of shares for which Awards may be granted to all eligible current and future officers, directors and employees.

         Although the Company believes it beneficial to increase the aggregate number of shares for which options may be granted, the granting and exercise of any such additional stock options may reduce future reportable book value per share, in amounts that cannot be determined at this time. Further, the exercise of such additional stock options would have a dilutive effect on the stock ownership of persons not granted such options.

DESCRIPTION OF THE 1996 PLAN

         The 1996 Plan was adopted by the Board of Directors on November 14, 1996 approved by the shareholders at the 1997 Annual Meeting, and amended by the shareholders at the 1998 Annual Meeting to increase the number of shares available for grant. The flexible terms of the 1996 Plan provide for grants of options, a variety of other stock- related awards, and annual incentive awards that may be settled in part by the grant of stock. The 1996 Plan is intended to permit the Compensation Committee (or the Board or other committee designated by the Board, if it administers the 1996 Plan) (the "Committee") to enter into compensatory arrangements that promote the compensation goals and policies discussed above in the "Compensation Committee Report on Executive Compensation."

         The Board of Directors is requesting stockholder approval of amendment to the 1996 Plan in order to comply with requirements of The Nasdaq Stock Market, to qualify certain stock options as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with other applicable federal and state laws.

         The following is a brief description of the material features of the 1996 Plan, as amended by Proposal Two. Such description is qualified in its entirety by reference to the full text of the 1996 Plan.

         SHARES SUBJECT TO THE 1996 PLAN. Under the 1996 Plan, the number of shares of the Company's Common Stock for which options may be granted is 1,350,000 and the number of shares of Common Stock which can be issued in connection with stock awards, stock bonuses, restricted stock and restricted stock units is 700,000. To the extent that the total number of shares of Common Stock does not exceed 2,050,000 the Committee may reallocate the split between the number of shares of Common Stock for which options may be granted and the number of shares of Common Stock which may be issued in connection with stock bonuses, stock awards, restricted stock and restricted stock units in lieu of cash or other stock-based awards. Additionally, the number of shares of Series B Preferred Stock for which Awards may be granted is 650,000.

         Each share of Class B Common Stock is convertible into 1 share of Class A Common Stock and each share of Series B Preferred Stock is convertible into
1.4959 shares of Class B Common Stock which may be converted into Class A Common Stock as stated above. Shares subject to a forfeited or expired Award or to an Award that is settled in cash or otherwise terminated without issuance of shares to the participant again become available under these limitations, but shares withheld by the Company to satisfy withholding tax obligations are treated as issued to the participant under the 1998 Plan. Shares issued under the 1996 Plan may be either newly issued shares or treasury shares. On December 21, 1998 the last reported sale price of the Class A Common Stock, the only publicly traded stock issuable under the 1996 Plan, was $7.28 per share.

         The Committee is authorized to adjust the number and kind of shares subject to the aggregate share limitations under the 1996 Plan and subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1996 Plan. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to change, in applicable laws, regulations, or accounting principles.

         ELIGIBILITY. Executive officers, officers, directors and employees of the Company, including employees of the Company's subsidiaries and affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its subsidiaries, are eligible to be granted Awards under the 1996 Plan.

         ADMINISTRATION. The 1996 Plan is administered by the Committee. Subject to the terms and conditions of the 1996 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate, specify times at which Awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1996 Plan, and make all other determinations which may be necessary or advisable for the administration of the 1996 Plan. The 1996 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1996 Plan.

         STOCK OPTIONS. The Committee is authorized to grant stock options, including both ISOs which can result in potentially favorable tax treatment to the participant and nonqualified stock options (i.e., options not qualifying as ISOs). The exercise price per share subject to an option is determined by the Committee, but must not be less than the fair market value of a share on the date of grant. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally is fixed by the Committee. Options may be exercised by payment of the exercise price in cash having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement are determined by the Committee.

         RESTRICTED STOCK. The Committee is authorized to grant restricted stock. Restricted stock is a grant of shares which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of the specified restricted period. The restricted period is established by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends thereon, unless otherwise determined by the Committee.

         INCENTIVE AWARDS. The Committee is authorized to grant incentive awards, in the form of stock, upon achievement of pre-established performance objectives.

         Subject to the requirements of the 1996 Plan, the Committee will determine incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels or performance, and the extent to which such Awards will be settled in restricted stock.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATION. The Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

         OTHER TERMS OF AWARDS. Awards may be settled in shares, other Awards, or other property, in the discretion of the Committee. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares or other property to be distributed will be withheld (or previously acquired shares or other property surrendered by the participant) to satisfy withholding and other tax obligations.

         Awards under the 1996 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for other Awards under the 1996 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.

         ACCELERATION OF VESTING. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral periods of any Award, and such accelerated exercisability, lapse, and expiration shall occur automatically in the case of a "change in control" of the Company. Subject to certain exceptions, the 1996 Plan defines a "change in control" as (i) if any person, who does not currently hold 10% or more of the combined voting power of the securities of the Company, becomes a beneficial owner of securities representing 50% or more of the combined voting power of the securities of the Company, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding securities; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                                NEW PLAN BENEFITS

                  The following table sets forth the awards authorized under the 1996 Plan which were granted during the 1998 fiscal year to the persons who were named executive officers and specified groups of executive officers, directors and employees. The table includes options which were repriced and deemed granted during the 1998 fiscal year.

           1996 EXECUTIVE INCENTIVE COMPENSATION AND STOCK AWARD PLAN


                   NAME AND POSITION                                  NUMBER OF SHARES (1)
                  ------------------                           --------------------------------
         Alfred R. Camner                                        3,210  Class A Common (3)
         Chairman, President and Chief                          19,000  Class B Common (3)
            Executive Officer (2)                              315,000  Series B Preferred (3)
                                                                20,000  Series B Preferred (4)

         Earline G. Ford                                         3,210  Class A Common (3)
         Executive Vice President and                           53,500  Class B Common (3)
            Treasurer                                            3,000  Class B Common (4)

         James A. Dougherty                                     38,210  Class A Common (3)
         Executive Vice President and Chief                      3,000  Class A Common (4)
            Operating Officer (5)

         Clifford A. Hope (6)                                   37,500  Class A Common (3)
         Executive Vice President and Chief
            Financial Officer

         Donald Putnam                                          12,000  Class A Common (3)
         Executive Vice President of
            BankUnited

         All current Executive Officers as a                   110,945  Class A Common (3)
         Group (8 in number) (7)                                 5,800  Class A Common (4)
                                                                72,500  Class B Common (3)
                                                                 3,000  Class B Common (4)
                                                               315,000  Series B Preferred (3)
                                                                20,000  Series B Preferred (4)

         All current Non-Executive Officer                     18,925   Class A Common (3)
         Directors as a group (5 in number)

         All other current Employees                           535,805  Class A Common (3)
         (Including current officers who are
         not executive officers of the
         Company)


(1) On December 21, 1998, the per share fair market values of the Class A Common Stock, Class B Common Stock and Series B Preferred Stock were $7.28, $7.28 and $10.89, respectively.

(2)      This individual ceased to be President effective December 1, 1998.

(3)      Options, including options which were repriced during fiscal 1998.

(4)      Restricted Stock

(5) This individual ceased to be Chief Operating Officer effective December 1, 1998.

(6) This individual ceased to be an executive officer of the Company and BankUnited effective December 16, 1998.

(7) Does not include Mehdi Ghomeshi, who was appointed President and Chief Operating Officer of the Company and the Bank, Diane DeLella, who was appointed Chief Financial Officer of the Company and the Bank, or Vincent Post, who was appointed Executive Vice President of the Company and the Bank, after the end of the fiscal year.

         AMENDMENT AND TERMINATION OF THE 1996 PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1996 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the shares are then listed or quoted. Thus, stockholder approval, for example, will be required for any material increase in the number of shares available for award to executive officers under the 1996 Plan, but will not necessarily be required for amendments which might increase the cost of the 1996 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1996 Plan will terminate at such time as no shares remain available for issuance under the 1996 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1996 Plan.

         In the event that stockholders do not approve the amendment of the 1996 Plan, certain of the annual performance-based stock option awards which the Compensation Committee contemplates granting under the 1996 Plan for the 1999 fiscal year may not be made.

         FEDERAL INCOME TAX IMPLICATIONS OF THE 1996 PLAN. The following is a brief description of the Federal income tax consequences generally arising with respect to Awards under the 1996 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Shares acquired on the date of exercise.

         Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the Shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

         With respect to Awards granted under the 1996 Plan that may be settled in shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or other property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other property.

         The foregoing discussion, which is general in nature, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1996 Plan. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 1996 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares), and with respect to a participant who is subject to Section 16 of the Exchange Act when he or she acquires shares in a transaction that would otherwise result in taxation within six months after the grant of the Award. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws. Accordingly, participants are urged to consult a tax advisor as to their individual circumstances.

         VOTE REQUIRED. Adoption of the proposal to amend the 1996 Plan requires the affirmative vote of holders of a majority of the total votes cast in person or by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 16, 1998 concerning (i) each director of the Company; (ii) the Chief Executive Officer; (iii) all directors and executive officers of the Company and BankUnited as a group; and (iv) each other person known to management of the Company to be the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act, of more than 5% of the outstanding shares of each class of the Company's voting securities, according to filings by such persons with the Securities and Exchange Commission.


                                      AMOUNT                     AMOUNT                     AMOUNT
                                    AND NATURE                  AND NATURE                 AND NATURE
                                   OF BENEFICIAL PERCENT OF    OF BENEFICIAL   PERCENT OF OF BENEFICIAL  PERCENT OF
                                     OWNERSHIP    SERIES B       OWNERSHIP       CLASS B   OWNERSHIP      CLASS A
                                    OF SERIES B  PREFERRED      OF CLASS B       COMMON    OF CLASS A      COMMON
        NAME AND ADDRESS           PREFERRED(1) OUTSTANDING      COMMON(1)   OUTSTANDING(1) COMMON(1) OUTSTANDING(1)
---------------------------------  ------------ ------------   ------------ -------------- ---------  --------------
DIRECTORS AND EXECUTIVE OFFICERS:

Allen M. Bernkrant                   23,560       10.26%          37,860          9.22%      97,817           *
P.O. Box 56-1122                                                   (2)(3)                        (4)
Miami, FL 33256-1122

Lawrence H. Blum                     23,560       10.26%          65,854         16.11%     244,689        1.36%
SunTrust Building - 10th Floor                                        (2)                    (4) (5)
1 Southeast Third Avenue
Miami, FL 33131

Alfred R. Camner                    551,780       83.03%       1,650,933         90.60%   1,838,971        9.43%
255 Alhambra Circle                      (6)                    (2)(7)(8)                        (9)
Coral Gables, FL 33134

Diane DeLella                            --          --               --            --       13,214           *
255 Alhambra Circle                                                                             (10)
Coral Gables, FL 33134

James A. Dougherty                       --          --               --            --      113,814           *
255 Alhambra Circle                                                                           (4)(5)
Coral Gables, FL 33134

Earline G. Ford                       5,000        2.18%         485,693         60.19%     521,141        2.84%
255 Alhambra Circle                                             (2)(3)(7)                        (4)
Coral Gables, FL 33134                                                (5)


Bruce D. Friesner                        --           --              --             --      26,050           *
5431 North 36th Court                                                                           (10)
Hollywood, FL 33021

Mehdi Ghomeshi                           --           --              --             --     105,000           *
255 Alhambra Circle                                                                             (10)
Coral Gables, FL 33134


                                                          (FOOTNOTES FOLLOWING.)



                                      AMOUNT                     AMOUNT                     AMOUNT
                                    AND NATURE                 AND NATURE                 AND NATURE
                                   OF BENEFICIAL PERCENT OF    OF BENEFICIAL   PERCENT OF OF BENEFICIAL  PERCENT OF
                                     OWNERSHIP    SERIES B       OWNERSHIP      CLASS B   OWNERSHIP       CLASS A
                                    OF SERIES B  PREFERRED     OF CLASS B       COMMON    OF CLASS A      COMMON
      NAME AND ADDRESS             PREFERRED(1) OUTSTANDING     COMMON(1)   OUTSTANDING(1) COMMON(1)  OUTSTANDING(1)
--------------------------------  ------------- -----------   ------------  -------------- ---------  -------------
DIRECTORS AND EXECUTIVE OFFICERS

Marc D. Jacobson                     10,000        4.36%          44,040         10.58%     142,284           *
3050 Biscayne Boulevard                                         (2)(3)(4)                        (4)
Fourth Floor                                                          (7)
Miami, FL 33137

Marc Lipsitz                             --          --              500             *       61,815           *
550 Biltmore Way                                                                                (10)
Suite 700
Coral Gables, FL  33134

David Malinoff                           --          --               --            --        4,000           *
255 Alhambra Circle                                                                             (10)
Coral Gables, FL 33134

Neil Messinger, M.D.                     --          --               --            --       17,197           *
10801 S.W. 93rd Court                                                                           (10)
Miami, FL  33176

Vincent Post                             --          --               --            --           --           *
255 Alhambra Circle
Coral Gables, FL 33134

Donald B. Putnam                         --          --               --            --       34,209           *
255 Alhambra Circle                                                                             (10)
Coral Gables, FL 33134

Anne W. Solloway                         --          --           31,856          7.95%      44,564           *
8124 S.W. 87th Terrace                                             (3)(7)                        (9)
Miami, FL 33143

All current directors and           613,900       92.37%       2,284,884         96.39%   3,220,201       15.70%
executive officers of the                                            (11)                       (11)
Company and BankUnited
as a group (15 persons)


                                                          (FOOTNOTES FOLLOWING.)


                                    AMOUNT                     AMOUNT                     AMOUNT
                                   AND NATURE                 AND NATURE                 AND NATURE
                                  OF BENEFICIAL PERCENT OF    OF BENEFICIAL   PERCENT OF OF BENEFICIAL PERCENT OF
                                    OWNERSHIP    SERIES B       OWNERSHIP       CLASS B   OWNERSHIP     CLASS A
                                   OF SERIES B  PREFERRED     OF CLASS B       COMMON    OF CLASS A     COMMON
     NAME AND ADDRESS             PREFERRED(1) OUTSTANDING     COMMON(1)   OUTSTANDING(1) COMMON(1)  OUTSTANDING(1)
-------------------------------   ------------  ----------    -----------   -------------- --------- --------------
OTHER 5% OWNERS:

Phillip Frost, M.D.                      --          --               --            --    1,152,874        6.47%
4400 Biscayne Boulevard                                                                         (12)
Miami, Florida 33137

Charles B. Stuzin                    16,560        7.21%          81,563         18.68%     176,180           *
550 Biltmore Way                                                  (7)(13)                       (14)
Suite 700
Coral Gables, Florida 33134

James M. Stuzin                       7,000        3.05%          60,090         15.65%      60,506           *
550 Biltmore Way                        (15)                         (16)
Suite 700
Coral Gables, Florida 33134

Harvey Miller                        13,560        5.91%          20,354          5.17%      40,520           *
SunTrust Building - 10th Floor                                       (17)
1 Southeast Third Avenue
Miami, Florida 33131

Barry Shulman                        13,560        5.91%          20,284          5.15%      96,942           *
3999 N.E. 15th Avenue                                                (17)                       (17)
Ft. Lauderdale, FL 33334

__________

*     Less than 1%


(1) The nature of the reported beneficial ownership as of December 16, 1998 is unshared voting and investment power unless otherwise indicated in the footnotes to this table. Class B Common Stock ownership of the persons listed includes shares of Class B Common Stock that would be issued upon the conversion of shares of Series B Preferred Stock, including shares issuable upon the exercise of options to acquire Series B Preferred Stock, and upon the exercise of options to acquire Class B Common Stock. Ownership by the persons listed of Class A Common Stock, which is the Company's publicly traded class, includes shares of Class A Common Stock that would be issued upon the conversion of shares of Series B Preferred Stock and Class B Common Stock, including shares issuable upon the exercise of options to acquire Class B Common Stock and Series B Preferred Stock, and upon the exercise of options to acquire Class A Common Stock. Each share of Series B Preferred Stock is convertible into 1.4959 shares of Class B Common Stock. Each share of Class B Common is Stock convertible into one share of Class A Common Stock. Alfred R. Camner is Anne W. Solloway's son.

(2)      Includes 35,243; 35,243; 825,407; 7,479 and 14,959 shares of Class B
         Common Stock that would be issued upon the conversion of shares of Series B Preferred Stock, including shares issuable upon the exercise of options to acquire Series B Preferred Stock, held individually by each of Allen M. Bernkrant, Lawrence H. Blum, Alfred R. Camner, Earline
         G. Ford and Marc D. Jacobson, respectively.

(3) Includes 1,745; 426,001; 27,639 and 27,057 shares of Class B Common Stock that may be acquired individually by each of Allen M. Bernkrant, Earline G. Ford, Marc D. Jacobson and Anne W. Solloway, respectively, upon the exercise of options under the Company's option plans.

(4)      Includes 16,880; 60,730; 9,009; 14,865 and 107,427 shares of Class A
         Common Stock that may be acquired by each of Allen M. Bernkrant, Lawrence H. Blum, Earline G. Ford, Marc D. Jacobson and James A. Dougherty, respectively, upon the exercise of options granted under the Company's option plans.

(5) Includes 3,000; 5,424 and 2,800 shares of restricted stock held by Earline Ford, James Dougherty and Lawrence Blum, respectively, which vest over a 3-year period from the date of grant.

(6) Includes 20,000 shares of restricted Series B Preferred Stock which were granted to Alfred Camner and which vest over a 3-year period from the date of grant, as well as options to purchase 435,000 shares of Series B Preferred Stock which were granted to Alfred Camner.

(7) Includes 25,894 shares of Class B Common Stock that may be acquired by each of the persons indicated upon the exercise of options granted to the original organizers of BankUnited.

(8) Includes 543,625 shares of Class B Common Stock that may be acquired by Alfred R. Camner through currently exercisable options under the Company's option plans, as well as 79,719 shares of Class B Common Stock which would be received upon the exercise of options donated by Mr. Camner as a bona fide gift to the Camner Family Foundation, Inc., a charitable non-profit foundation under Section 501(a) of the Internal Revenue Code. Also includes, pursuant to a durable power of attorney given by Mrs. Solloway to Mr. Camner, 4,218 shares of Class B Common Stock owned by her, 25,894 shares of Class B Common Stock that may be acquired by her through options described in Note (7) above, and 1,163 shares of Class B Common Stock that may be acquired by her through currently exercisable options under the Company's option plans. Also includes 1,914 shares of Class B Common Stock owned by Mr. Camner's wife, for which he has been granted a proxy, and 10,000 shares of Class B Common Stock held in a trust for the benefit of Mr. Camner's descendants. Also includes shares of Class B Common Stock that may be acquired upon the conversion of 116,780 shares of Series B Preferred Stock, and upon the exercise of options to purchase 435,000 shares of Series B Preferred Stock, and the conversion of such shares.

(9) Includes 8,965 and 8,964 shares of Class A Common Stock that may be acquired by Alfred R. Camner and Anne W. Solloway, respectively, through currently exercisable options under the Company's option plans. Mr. Camner also has beneficial ownership of Mrs. Solloway's shares through a durable family power of attorney.

(10)     Includes 6,379; 52,050; 6,857; 25,000; 70,000; 3,000 and 10,700 shares of Class A Common Stock that may be acquired by Bruce Friesner, Marc Lipsitz, Neil Messinger, Donald Putnam, Mehdi Ghomeshi, David Malinoff and Diane DeLella, respectively, upon the exercise of options granted under the Company's option plans.

(11) Includes an aggregate of 435,000 shares of Series B Preferred Stock, 1,078,729 shares of Class B Common Stock and 397,826 shares of Class A Common Stock that may be acquired upon the exercise of options, as described in this Note and in Notes (3) through (10) above.

(12) The number of shares beneficially owned by Phillip Frost does not include 9,671 shares beneficially owned by his wife, Patricia Frost, a former director of the Company, of which Dr. Frost disclaims beneficial ownership.

(13) Includes 24,772 shares of Class B Common Stock that would be issued upon the conversion of the shares of Series B Preferred Stock held by Mr. Stuzin, 6,843 shares of Class B Common Stock held by a family partnership of which Mr. Stuzin is a general partner, and 38,394 shares of Class B Common Stock that may be acquired by Mr. Stuzin through currently exercisable options under the Company's option plan.

(14) Includes 36,000 shares of Class A Common Stock that may be acquired upon the exercise of options to purchase Class A Common Stock.

(15) Reflects shares of Series B Preferred Stock held as trustee of a trust for the benefit of certain family members.

(16) Includes 10,471 shares of Class B Common Stock that would be issued upon the conversion of 7,000 shares of Series B Preferred Stock and 49,619 shares of Class B Common Stock held as trustee of a family trust, and 6,843 shares of Class B Common Stock held as general partner of a family partnership.

(17) Includes 20,284 shares of Class B Common Stock that would be issued upon the conversion of 13,560 shares of Series B Preferred Stock held by each of Barry Shulman and Harvey Miller.

                                  MISCELLANEOUS

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Executive officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all such Section 16(a) filings made. The Company believes that, during the fiscal year ended September 30, 1998, its officers, directors and holders of more than 10% of the Company's Class A Common complied with all applicable
Section 16(a) filing requirements, except that the April 1998 Form 4 report for Lawrence Blum, a director and executive officer of the Company, was received one day late by the Commission.

INDEPENDENT AUDITORS

         The Audit Committee recommended and the Board of Directors approved the selection of the accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for the 1999 fiscal year. PricewaterhouseCoopers LLP audited the Company's financial statements for the 1998 fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be in writing and be received by the Secretary of the Company at its executive offices, 255 Alhambra Circle, Coral Gables, Florida 33134, no later than September 1, 1999 for inclusion in the Company's proxy statement relating to such meeting, subject to applicable rules and regulations.

                                             By Order of the Board of Directors

                                             ALFRED R. CAMNER

                                             CHAIRMAN OF THE BOARD AND
                                             CHIEF EXECUTIVE OFFICER

December 29, 1998

                                                                      APPENDIX A

                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alfred R. Camner and Lawrence H. Blum or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 28, 1999 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class A Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

                         (To be signed on Reverse Side)              SEE REVERSE
                                                                         SIDE

[X]      Please mark your
         votes as in this example.

1.       Election of Directors
         Nominees:             Class II                        For      Against
                           Mehdi Ghomeshi                      [_]        [_]

                               Class III                       For      Against
                           Allen M. Bernkrant                  [_]        [_]
                           Earline G. Ford
                           Bruce D. Friesner

                           To withhold authority to vote for any Nominee, write full name of nominee on the line below:_____________
                           ____________________________________________________
                           ____________________________________________________

2.       Approval of Amendment to            For      Against      Abstain
         1996 Incentive Compensation         [_]        [_]          [_]
         and Stock Award Plan

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Signature_________________ Date________ Signature_________________  Date________
                                         Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alfred R. Camner and Lawrence H. Blum or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 28, 1999 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class B Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

                         (To be signed on Reverse Side)              SEE REVERSE
                                                                         SIDE
[X]      Please mark your
         votes as in this example.

1.       Election of Directors
         Nominees:             Class II                        For      Against
                           Mehdi Ghomeshi                      [_]        [_]

                               Class III                       For      Against
                           Allen M. Bernkrant                  [_]        [_]
                           Earline G. Ford
                           Bruce D. Friesner

                           To withhold authority to vote for any Nominee, write full name of nominee on the line below:_____________
                           ____________________________________________________
                           ____________________________________________________

2.       Approval of Amendment to            For      Against      Abstain
         1996 Incentive Compensation         [_]        [_]          [_]
         and Stock Award Plan

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Signature_________________ Date________ Signature_________________  Date________
                                         Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alfred R. Camner and Lawrence H. Blum or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 28, 1999 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Noncumulative Convertible Preferred Stock, Series B of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

                         (To be signed on Reverse Side)              SEE REVERSE
                                                                         SIDE

[X]      Please mark your
         votes as in this example.

1.       Election of Directors
         Nominees:             Class II                        For      Against
                           Mehdi Ghomeshi                      [_]        [_]

                               Class III                       For      Against
                           Allen M. Bernkrant                  [_]        [_]
                           Earline G. Ford
                           Bruce D. Friesner

                           To withhold authority to vote for any Nominee, write full name of nominee on the line below:_____________
                           ____________________________________________________
                           ____________________________________________________

2.       Approval of Amendment to            For      Against      Abstain
         1996 Incentive Compensation         [_]        [_]          [_]
         and Stock Award Plan

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Signature_________________ Date________ Signature_________________  Date________
                                         Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

               APPENDIX B TO ELECTRONIC FILING OF PROXY STATEMENT

                        BANKUNITED FINANCIAL CORPORATION

                1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN

         1. PURPOSE. The purpose of this 1996 Incentive Compensation and Stock Award Plan (the "Plan") is to assist BankUnited Financial Corporation (the "Company") and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

         2. DEFINITIONS.

         For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that such entity is controlled by or under common control with the Company.

                  (b) "Award" means any Option, Restricted Stock, Restricted Stock Units, Stock Bonus or Stock Award in Lieu of Cash, or Other Stock-Based Award granted to a Participant under the Plan.

                  (c) "Award Agreement" means any written agreement, contract or other instruments or document evidencing an Award.

                  (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 8.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

                  (h) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that Committee action shall be taken by act of such members specified in, and otherwise in accordance with, Section 3(b). The Committee shall consist solely of two or more directors of the Company. In appointing members of the Committee, the Board will consider whether each member will qualify as a "non-employee director" within the meaning of Rule 16b-3(b)(3), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

                  (i) "Company" means BankUnited Financial Corporation, a corporation organized under the laws of the State of Florida, or any successor corporation.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

                  (k) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall mean the per share value of Stock as determined by using the average of the mean of the closing prices of such Stock as quoted on the NASDAQ system on each of the immediately preceding five days on which the stock was traded, as reported for such dates in the table contained in The Wall Street Journal or an equivalent successor table.

                  (l) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "NQSO" means any Option that is not an ISO.

                  (n) "Option" means a right, granted to a Participant under
Section 6(b), to purchase Stock or other Awards. An Option may be either an ISO or an NQSO.

                  (o) "Participant" means a person who, as an executive officer, officer, director, or employee or independent contractor of the Company (which includes employees of Subsidiaries or Affiliates), has been granted an Award under the Plan.

                  (p) "Restricted Stock" means an award of shares of Stock to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

                  (q) "Restricted Stock Unit" means a right, granted to a Participant under Section 6(d), to receive Stock or cash at the end of a specified deferral period.

                  (r) "Plan" means this 1996 Incentive Compensation and Stock Award Plan.

                  (s) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (t) "Stock" means the Series I Class A Common Stock, the Class B Common Stock (which together shall be referred to as "Common Stock"), or the Noncumulative Convertible Preferred Stock, Series B ("Preferred Stock") of the Company or such other securities as may be substituted or resubstituted therefor pursuant to Section 5.

                  (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3. ADMINISTRATION.

                  (a) AUTHORITY OF THE COMMITTEE. Except as otherwise provided herein, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                           (i) to select Participants to whom Awards may be granted;

                           (ii) to designate Affiliates;

                           (iii) to determine the type or types of Awards to be granted to each Participant;

                           (iv) to determine the type and number of Awards to be granted, the number and type of shares of Stock to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                           (v) to determine whether, and to what extent, the right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions;

                           (vi) to determine whether, to what extent, and under what circumstances an Award may be settled or the exercise price of an Award may be cancelled, forfeited, exchanged, or surrendered;

                           (vii) to determine whether, to what extent, and under what circumstances an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant, and whether to create trusts and deposit Stock or other property therein;

                           (viii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                           (ix) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                           (x) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

                           (xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At any time that a member of the Committee is not a Non-Employee Director as defined in Rule 16b-3, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more members who are Non-Employee Directors, or (ii) by the Committee but with each such member who is not a Non-Employee Director abstaining or recusing himself or herself from such action; PROVIDED, HOWEVER, that, upon such abstention or recusal, the Committee remains composed solely of two or more members who are Non-Employee Directors. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualifying member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and such other functions as the Committee may determine, to the extent permitted under applicable law, and in the case of a Participant then subject to Section 16 of the Exchange Act with respect to the Company, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1).

                  (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company or its Subsidiaries acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

         4. ELIGIBILITY.

                  (a) GENERALLY. Executive officers, officers, directors and employees of the Company, including employees of the Company's Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries are eligible to be granted Awards under the Plan.

                  (b) ANNUAL PER-PERSON LIMITATION. Subject to adjustment as hereinafter provided in Sections 5(a) and 5(d), in each calendar year during any part of which the Plan is in effect, a Participant may be granted Stock Options relating to no more than 95,000 shares of Stock.

         5. STOCK SUBJECT TO THE PLAN; ADJUSTMENT.

                  (a) NUMBER OF SHARES. Subject to adjustment as hereinafter provided, the number of shares of Common Stock for which Options may be granted under the Plan shall be 1,350,000, and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 700,000, provided however that to the extent that the total number of shares of Common Stock does not exceed 2,050,000 the Committee may reallocate the split between the number of shares of Common Stock for which Options may be granted and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards. Additionally, subject to adjustment as hereinafter provided the number of shares of Noncumulative Convertible Preferred Stock, Series B for which Options may be granted and which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 650,000.

                  (b) MANNER OF COUNTING SHARES. If any shares subject to an Award are forfeited, cancelled, exchanged, or surrendered or such Award otherwise terminates without a distribution of shares to the Participant such number of shares will again be available for Awards under the Plan. The Committee may make determinations and adopt regulations for the counting of shares relating to any Awards to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

                  (c) TYPE OF SHARES DISTRIBUTABLE. Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.

                  (d) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property) which is special, large, and non-recurring, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number of and kind of shares of Stock issued or issuable in respect of outstanding Awards or, if deemed appropriate, make provisions for payment of cash or other property with respect to any outstanding Award, (iii) the per-person limit, number and kind of shares subject to Options which may be granted pursuant to
Section 4(b) and (iv) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in Awards, in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any Subsidiary, or business unit, or the financial statements thereof, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, a Subsidiary, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

         6. SPECIFIC TERMS OF AWARDS.

                  (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Participant.

                  (b) OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                           (i) EXERCISE PRICE. Unless otherwise required by applicable law, the exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

                           (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, notes or other property, and the methods by which Stock will be delivered or deemed to be delivered to Participants (including, without limitation, deferral of delivery of shares under a deferral arrangement).

                           (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

                  (c) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock or Restricted Stock Units ("RSU") to Participants on the following terms and conditions:

                           (i) ISSUANCE AND RESTRICTIONS. Restricted Stock and
RSU shall be subject to such restrictions on transferability and other restrictions, if any, as the committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstance, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Stock or RSU, a Participant granted Restricted Stock or RSU shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

                           (ii) FORFEITURE. Except as otherwise determined by
the Committee, at the date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock or RSU, and any accrued but unpaid dividend(s) that is or are then subject to a risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock or RSU will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) CERTIFICATES FOR STOCK. Restricted Stock or RSU
granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Company may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock. Upon expiration of the deferral period specified for RSU by the Committee (or, if permitted by the Committee, as elected by the participant) the stock underlying such RSU shall be delivered.

                           (iv) DIVIDENDS. Dividends paid on Restricted Stock or
RSU shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred or the amount or value thereof automatically reinvested in additional Restricted Stock, RSU, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or RSU with respect to which such Stock or other property has been distributed.

                  (d) STOCK BONUSES AND STOCK AWARDS IN LIEU OF CASH AWARDS. The Committee is authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee.

                  (e) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or other securities, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Stock or such securities, purchase rights for Stock or such other securities, and Awards with value or payment contingent upon performance of the Company, or a Subsidiary, or upon any other factor or performance condition designated by the Committee. The Committee is authorized to make cash awards pursuant to this Section 6(f) as an element of or supplement to any other Award under the Plan.

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                  (a) STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, or purchase price of any other Award conferring a right to purchase Stock which is granted, in connection with the substitution of awards granted under any other plan of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

                  (b) TERMS OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

                  (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating the installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

                  (d) RULE 16B-3 COMPLIANCE.

                           (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under
         Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                           (ii) OTHER COMPLIANCE PROVISIONS. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         8. CHANGE IN CONTROL PROVISIONS.

                  (a) ACCELERATION UPON CHANGE IN CONTROL. In the event of a "Change in Control," as defined in this Section:

                           (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

                           (ii) the restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; provided, however, that, the Board may determine, by entry of a resolution prior to the occurrence of a Change in Control, that a Change in Control will not result in some or all of the consequences specified in (i) or (ii) or will not result in such consequences for specified Participants.

                  (b) "CHANGE IN CONTROL" DEFINED. For purposes of the Plan, a "Change in Control" shall have occurred if:

                           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or any person or group of persons who as of the date of approval of this Plan by the Board of Directors of the Company owns, directly or indirectly 10% or more of the combined voting power of the securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

                           (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
         (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         9. GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Company shall not be obligated to take any action under the Plan and any Award Agreement, unless and until it is satisfied that all applicable federal and state laws, rules and regulations, and approvals by any regulatory or governmental agency have been complied with or obtained. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                  (b) NONTRANSFERABILILTY. Except as otherwise provided in this
Section 9(b), Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a designation of a Beneficiary, and Awards shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. In addition, except as otherwise provided in this Section 9(b), no rights under the Plan may be pledged, mortgaged, hypothecated, or otherwise encumbered, or subject to the claims of creditors. The foregoing notwithstanding, the Committee may, in its sole discretion, provide that Awards (or rights or interests therein) other than ISOs shall be transferable, including but not limited to permitting transfers to a Participant's immediate family members (I.E., spouse, children, or grandchildren, as well as the Participant), to trusts for the benefit of such family members or other transfers deemed by the Committee to be not inconsistent with the purposes of the Plan.

                  (c) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any action taken thereunder shall be construed as giving any Participant the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any Participant's employment or services at any time.

                  (d) TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                  (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuations, or termination oft he Plan may materially adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto: provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially adversely affect the rights of such Participant under such Awards. Following the occurrence of a Change in Control, the Board may not terminate this Plan or amend this Plan in any manner adverse to Participants.

                  (f) NO RIGHT TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

                  (g) UNFUNDED STATUS OF AWARDS AND TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. If an to the extent authorized by the Committee, the Company may deposit into such a trust Stock or other assets for delivery to the Participant in satisfaction of the Company's obligations under any Award. If so provided by the Committee, upon such a deposit of Stock or other assets for the benefit of a Participant, there shall be substituted for the rights of the Participant to receive delivery of Stock and other payments under the Plan a right to receive the assets of the trust (to the extent that the deposited Stock or other assets represented the full amount of the Company's obligation under the Award at the date of deposit). The trustee of the trust may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

                  (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) EFFECTIVE DATE AND APPROVAL DATE; PLAN TERMINATION. The Plan shall become effective upon approval by the Board of Directors (the "Effective Date"), provided, however, that the Plan shall be subject to the subsequent approval by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy, and entitled to vote on the subject matter, at a meeting of Company stockholders duly held in accordance with the Florida Corporation Code, or any adjournment thereof in accordance with applicable provisions of the Florida Corporation Code, such stockholder approval to be obtained not later than one year after the Effective Date (the "Approval Date"). Any Awards granted under the Plan prior to such approval of stockholders shall be subject to such approval and in the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the Plan will terminate at such time as the Company has no further obligations with respect to any Award granted under the Plan; provided, however, that ISOs may not be granted later than 10 years after the Effective Date.

                  (l) TITLE AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.